Exhibit 10.17.2

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION

FIRST AMENDMENT OF

THE LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

This FIRST AMENDMENT OF THE LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (THIS “First Amendment”) is made and effective as of December 23, 2011 (the “First Amendment Effective Date”) by and between IMPAX LABORATORIES, INC., a Delaware corporation with its principal place of business at 30831 Huntwood Avenue, Hayward, CA 94544 (“Impax”), and GLAXO GROUP LIMITED, a company organized and existing under the laws of England and having an office and place of business at Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex, UB6 ONN, United Kingdom (“GSK”).

WHEREAS, Impax and GSK are parties to certain License, Development and Commercialization Agreement, entered into as of December 15, 2010 (the “License Agreement”);

WHEREAS, Impax and GSK now desire to amend certain terms and conditions of the License Agreement as set forth below.

NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this First Amendment, the Parties agree as follows:

1.	Section 4.5(a) is hereby deleted and replaced in its entirety with the following:

“(a) [***].”

2.	Section 4.5(b) is hereby deleted and replaced in its entirety with the following:

“(b) [***];”

3.	Section 4.5(d) is hereby deleted and replaced in its entirety with the following:

“(d) [***]; and”

4.	Section 7.3(a) is hereby deleted and replaced in its entirety with the following:

“(a) [***]. GSK shall notify Impax within [***]. After the receipt of such notice, Impax shall submit to GSK an invoice of [***] Dollars ($[***]) and GSK shall pay to Impax the amount invoiced within ten (10) days after the receipt of such invoice.”

5. This First Amendment amends the terms of the License Agreement as expressly provided above, and the License Agreement, as so amended and including all of its other terms and provisions that are not amended, remains in full force and effect and sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter of the License Agreement and supersedes, as of the First Amendment Effective Date, all prior and contemporaneous agreements and understandings between the Parties with respect to the subject matter of the License Agreement. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as set forth in the License Agreement (as amended by this First Amendment).

6. Capitalized terms used but not defined herein shall have the meanings set forth in the License Agreement. For clarity, the term “Agreement” in the License Agreement means the License, Development and Commercialization Agreement as amended.

7. The validity, performance, construction, and effect of this First Amendment shall be governed by and construed under the laws of the State of Delaware, without giving effect to any choice of law principles that would require the application of the laws of a different state. This First Amendment may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[Signature page follows]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have executed this First Amendment in duplicate originals by their proper representatives as of the First Amendment Effective Date.

GLAXO GROUP LIMITED		IMPAX LABORATORIES, INC.

By:	/s/ Paul Williamson	By:	/s/ Michael Nestor

Name:	Paul Williamson	Name:	Michael Nestor
Title:	Authorized Signatory For and on behalf of Edinburgh Pharmaceutical Industries Limited Corporate Director	Title:	President, Impax Pharmaceuticals

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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